Technic, Inc.
Equipment Division

Proposal Number: Q050326-R6 B

For

Power Technology Inc.

Manual

Lead Tin Plating System

Prepared by: Claude Noiseux

Technic, Inc./Equipment Division
55 Maryland Avenue, Pawtucket, Rhode Island 02860-6219 USA
Phone: 401 728-7081 FAX: 401 722-1720
01-11-06

Index

I - Job Scope

This revision is based on a production of 250 grids per eight (8) hour day.

II – Manual Hoist Description

Consist of the following:

- Structural steel support steel with trolley track.
- Motorized trolley.
- 250# capacity lift hoist.
- Electrical tag line.

Price $10,000.00

III - Tanks and Accessories

STATION #1 Load/Unload Stand with blow off 12" x 60" x 72" high.

Constructed of structural steel, shot blasted, welded construction, primered and epoxy painted. Comes complete with:

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- REDACTED

Note: Regenerative air blower by customer.

STATION # 2 Hot Water Rinse 16" x 60" x 54" deep140°F

Constructed of stress relieved natural polypropylene with 2 tubular steel girth bands that are welded and epoxy painted and encapsulated in polypropylene. Come complete with:

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STATION # 3 EG Pre Rinse 12" x 60" x 54" deep

Constructed of stress relieved natural polypropylene with 2 tubular steel girth bands that are welded and epoxy painted and encapsulated in polypropylene.

- Push / Pull exhaust hoods.

STATION # 4-5 Counterflow Rinse 30" x 60" x 54" deep

Constructed of stress relieved natural polypropylene with 2 tubular steel girth bands that are welded and epoxy painted and encapsulated in polypropylene. Come complete with:

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REDACTED

STATION # 6-7 Lead Tin Plate 54" x 60" x 54" deepAmbient

Constructed of stress relieved natural polypropylene with 2 tubular steel girth bands that are welded and epoxy painted and encapsulated in polypropylene. Come complete with:

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REDACTED

Price $34,100.00

IV - Tanks and Accessories Description

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REDACTED

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V - Factory Assembly (Modularization)

REDACTED

Price $27,300.00

VI - Exhaust Equipment

Push / Pull Hoods included in price.

Scrubber, Fan, blower and duct by customer.

VII – Racks

By customer

VIII - Rectifiers

Two (2) Solid State Rectifiers #T-512-7.5 CRCCV. Air cooled, 575 volt input, SCR with independent current and voltage controls and automatic P1203 ramping. 750 amps @ 12 volts DC

Price 2 units $19,900.00

IX - Field Installation and Start Up Services

Field installation by customer

X - Items Not Included in this Proposal

1. Racks.
2. Freight to customer facility.
3. Environmental or construction permits.
4. Fees, licenses, taxes of any kind.
5. OSHA energy lockout devices.
6. Back flow preventers for main header lines.
7. Field electrical contactors or disconnect switches.
8. Waste water chemical treatment units.
9. Installation.
10. Items not specifically offered in this proposal.

XI - Options

Option #1 System Drip Pan

Approximately 7' x 14' constructed of ½" thick polypropylene designed to set on floor under the system.

Price $1,800.00

Option #2 Timers

Two (2) Automatic timers model SME-D mounted and wired onto system.

Price 2 units $1,600.00

XII - Price Summary

MANUAL HOIST SYSTEM	$ 10,000.00
TANKS AND ACCESSORIES	$34,100.00
FACTORY ASSEMBLY	$ 27,300.00
RECTIFIERS	$ 19,900.00
DRIP PAN	$1,800.00
TIMERS	$1,600.00
TOTAL SYSTEM PRICE	**$94,700.00**

January 12, 2006

Accepted By:

Bernard J Watters

Proposal Submitted By:

Claude Norsiny

Prices in US Funds

Options Not Included in total system price summary

XIII - Project Schedule

Shipment of Equipment: 12 - 16 weeks. We will try to better the delivery but our existing production schedule will not allow us to guarantee a better delivery.

FOB Shipping: Shipping Points and Pawtucket, Rhode Island

TERMS:
- 10% with purchase order
- 40 % with engineering drawings
- 40 % with inspection prior to shipment
- 10% 30 days from installation or 45 days whichever comes first.

Note: Factory major equipment assemblies are normally scheduled on commercial carrier exclusive air-ride vans to ensure safe, prompt shipment. Customer to specify other arrangements if required.

XIV - Terms and Conditions

A. OSHA

Seller is using its best efforts to comply with those OSHA rules and regulations that are in effect at the time of this quotation.

If, any time prior to start-up of the equipment, it is found that the equipment does not comply with the OSHA rules and regulations, whether because of issuance of new rules and regulations or modification of existing rules and regulations, seller will, at the customer's request, negotiate the costs for updating the equipment to comply with such rules and regulations.

Furthermore, since these regulations are subject to interpretation of the local OSHA inspection, some minor additions may be required at the time of installation. The costs incurred because of any additions will also be negotiated.

B. Warranty

Seller agrees, at its discretion, to repair, replace or provide a refund for any item of equipment proved to be defective in material or workmanship, under normal use and operational conditions, for a period of 1 year from the date of delivery. Non-use shall in no way increase the 1 year limit. Seller may require buyer to return any defective parts or material to seller's plant at the expense of buyer for inspection. The above remedies shall be exclusive of any other remedies the buyer might have, and no claim of any kind shall be greater in amount than the purchase price of the item of equipment found to be defective.

Any item not manufactured by seller is subject to the warranty issued or considered standard practice by the manufacturer thereof, and the item is warranted by seller only in accordance therewith.

Seller shall have no liability for any loss of, or delay in production, or for any incidental or consequential damages. Seller assumes no responsibility for any delay in fabrication, assembly, delivery or installation of the equipment caused by strikes, acts of god, civil commotion, war, government regulation, unavailability of materials or services, any act of omission of buyer or other condition beyond control of seller, and seller shall have no liability for damages or loss caused thereby.

C. Price

The price quoted is firm for 30 days from this date, except as otherwise stated and thereafter will be subject to change anytime prior to acceptance of buyer's purchase order by seller.

D. Cancellation

An order may be canceled only with the written consent of the seller, and upon terms that will protect the seller against loss on all costs incurred and will further provide a fair profit on the work performed on such order.

E. Changes

A change in the specifications, related to the equipment or in shipping instructions or specified delivery date, may be made only with the approval of the seller. If a change made at the request of the buyer increases the seller's cost, such increase may be added to the purchaser's price at the election of seller.

F. General

The undertakings of the seller herein are limited to the buyer and are not assignable by buyer and, shall terminate upon sale or other transfer of the equipment by buyer. If any provision of buyer's purchase order is inconsistent with a provision of the proposal, the provision of the proposal shall control.

Step No.	Tank No.	Station No.	Process	Temp. °F	Time (min.)	No. of Stations	Tank Size l" x w" x d"	Capacity (gals.)	Tank Lining	Overflow Weir	Bottom Drain	City Water	Drain Header
1-7		1	Load / Unload Blow off		Max	1	12" x 60" x 54"		Steel				
6	1	2	Hot Water Rinse	140	2-5	1	16" x 60" x 54"	212	Poly	3"	2"	Yes	A/A
2	2	3	EG Pre Rinse		1-2	1	12" x 60" x 54"	159	Poly			Yes	
4-5	3	4-5	Counterflow Rinse		1-2	2	30" x 60" x 54"	397	Poly	3"	2"	Yes	A/A
3	4	6-7	Lead Tin Plate	ambient	90	2	54" x 60" x 54"	715	Poly			Yes	

Station No.	Process	Air Agitation	Heat Coil	Temp. Control	Level Safety	Rectifier Amps/Volts	Anode Bars	Push/Pull Exhaust	Flow Restrictor	Other Comments
1	Load / Unload									
2	Hot Water Rinse	Yes	316 SS	Digital	Yes			Yes	1 gpm	
3	EG Pre Rinse	Yes								
4-5	Counterflow Rinse	Yes							1 gpm	
6-7	Lead Tin Plate				Yes	2- 750/12	Copper	Yes		Knife edge Cathodic agitation